EXHIBIT 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Annual Report of Multilink Technology Corporation (the “Company”) on Form 10-K for the annual period ended December 31, 2002, as filed with the Securities and Exchange Commission on March 20, 2003 (the “Report”), I, Richard N. Nottenburg, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          1.        The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2.        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ RICHARD N. NOTTENBURG

Richard N. Nottenburg
Chairman of the Board and
Chief Executive Officer
March 20, 2003